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                                                                  EXHIBIT 10.113

                                 PROMISSORY NOTE



$5,370,006                                                      July 20, 2001



         FOR VALUE RECEIVED, the undersigned, MICRON ELECTRONICS, INC., a Minnesota corporation and HOSTPRO, INC., a Delaware corporation (each individually referred to as "Borrower" and collectively referred to as "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender") on the Maturity Date, or at such earlier time as is provided in that certain Credit Agreement between Borrower and Lender dated as of July 31, 2001, (as amended, modified or supplemented from time to time, the "Credit Agreement"), the principal sum of Five Million Three Hundred Seventy Thousand and Six Dollars ($5,370,006), or such lesser amount as shall equal the aggregate outstanding principal balance of the Loan made by Lender to Borrower pursuant to the Credit Agreement.

         This promissory note is the promissory note referred to in, and subject to the terms of, the Credit Agreement. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

         Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Lender in lawful money of the United States and in same day or immediately available funds.

         Lender is authorized but not required to record the date and amount of each advance made hereunder, the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Lender's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Lender's failure to so record such amounts shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

         Borrower shall pay all costs of collection, including reasonable attorneys' fees (whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including, without limitation, any adversary proceeding, contested matter or motion) or otherwise). No delay or failure on the part of Lender to exercise any of its rights hereunder shall be deemed a waiver of such rights or any other right of Lender nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of such rights or any other right on any future occasion. Borrower and every surety, indorser and guarantor of this Note waive presentment, demand, protest, notice of intention to accelerate, notice of


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acceleration, notice of nonpayment and all other notices of every kind, and agree that their liability under this Note shall not be affected by any renewal, postponement or extension in the time of payment hereof, by any indulgence granted by any holder hereof with respect hereto, or by any release or change in any security for the payment of this Note, and they hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower.

         Borrower's obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Lender and any other holder hereof with respect to the collateral.

         In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

         This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

         UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.



HOSTPRO, INC.                                    MICRON ELECTRONICS, INC.


By:                                              By:
   -----------------------------                    ----------------------------
Title:                                           Title:
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